Report of Independent
 Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Equity Funds

In planning and
performing our
audits of the
financial statements
 of Federated
Intercontinental
Fund and Federated
International
Strategic Value Fund
 (collectively,
 the "Funds"), each a
portfolio of Federated
Equity Funds, as of
and for the year
ended November 30, 2008,
 in
accordance with the
standards of the Public
 Company Accounting
Oversight Board (United
States), we considered
the Funds' internal
control over financial
 reporting, including
 controls
over safeguarding
securities, as a basis
 for designing our
 auditing procedures
 for the purpose of
expressing our opinion
 on the financial
statements and to comply
with the requirements of
Form
N-SAR, but not for the
 purpose of expressing
an opinion on the
effectiveness of the
 Funds'
internal control over
 financial reporting.
 Accordingly, we
express no such opinion.

Management of the Funds
is responsible for
 establishing and
maintaining effective
internal
control over financial
 reporting. In fulfilling
 this responsibility,
estimates and judgments
 by
management are required
 to assess the expected
 benefits and related
costs of controls. A
company's internal
control over financial
 reporting is a process
 designed to provide
reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
 purposes in accordance
with generally accepted
accounting principles. A
company's internal control
 over financial reporting
 includes those policies
 and procedures that (1)
pertain to the maintenance
 of records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the company;
 (2) provide reasonable
 assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
 accounting principles,
 and that receipts and
expenditures of the
 company
are being made in
 accordance with
authorizations of
management and directors
 of the company;
and (3) provide
reasonable assurance
regarding prevention
 or timely detection
of the unauthorized
acquisition, use, or
 disposition of the
company's assets that
 could have a material
 affect on the
financial statements.

Because of its inherent
 limitations, internal
 control over financial
 reporting may not
prevent or
detect misstatements.
 Also, projections of
any evaluation of
 effectiveness to
future periods are
subject to the risk
 that controls may
become inadequate
because of changes
 in conditions, or
that
the degree of
compliance with
the policies or
procedures may
deteriorate.

A deficiency in
internal control
 over financial
reporting exists
when the design or
 operation of a
control does not
allow management
or employees, in
the normal course
of performing their
assigned functions,
 to prevent or
detect misstatements
 on a timely basis.
 A material weakness
 is a
deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such
that
there is a reasonable
 possibility that
a material misstatement
 of the Funds' annual
or interim
financial statements
will not be prevented
 or detected on a
timely basis.

Our consideration of
 the Funds' internal
 control over financia
l reporting was for
 the limited
purpose described in
the first paragraph
and would not
necessarily disclose
all deficiencies in
internal control that
 might be material
weaknesses under
standards established
by the Public
Company Accounting
Oversight Board
(United States).
 However, we noted
no deficiencies in the
Funds' internal
control over financial
 reporting and its
 operation, including
 controls over
safeguarding securities
 that we consider to
 be a material weakness
 as defined above as of
November 30, 2008.

This report is intended
 solely for the
information and use
of management and the
Board of
Trustees of Federated
Equity Funds and the
Securities and Exchange
 Commission and is not
intended to be and
 should not be used
by anyone other than
those specified parties.



/s/ KPMG LLP
Boston, Massachusetts
January 23, 2009